EXHIBIT 99.1
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                              FAB INDUSTRIES, INC.

 200 MADISON AVENUE * NEW YORK, N.Y. 10016 * (212) 592-2700 * FAX (212) 689-6929


FOR IMMEDIATE RELEASE:                                  FAB INDUSTRIES, INC.
                                                        200 MADISON AVENUE
                                                        NEW YORK, N.Y. 10016


FAB INDUSTRIES, INC. (ASE)
REPORTS NINE MONTHS RESULTS

                                                        October 14, 2003


New York, N.Y., October 14, 2003. Sales and earnings for the third quarter ended August 30, 2003 were reported today by Samson Bitensky, Chairman of the Board of Fab Industries, Inc., a major manufacturer of knitted textile fabrics, laces, related finished home products and laminated products.

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
                                     FAB INDUSTRIES, INC. AND SUBSIDIARIES
                                     -------------------------------------

                                               OPERATING RESULTS
                                               -----------------

                                            13 WEEKS ENDED                           39 WEEKS ENDED
                                 ------------------------------------       ----------------------------------
                                 AUGUST 30, 2003      AUGUST 31, 2002       AUGUST 30, 2003    AUGUST 31, 2002
                                 ---------------      ---------------       ---------------    ---------------
Net Sales                           $13,357,000          $17,920,000           $38,590,000        $49,532,000

Net Income                           (1,252,000)           1,010,000            (1,202,000)         1,959,000

Earnings (Loss)
-Per-Share
Of Common Stock

Basic                                    ($0.24)               $0.19                ($0.23)             $0.38

Diluted                                  ($0.24)               $0.19                ($0.23)             $0.38
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         In addition, Samson Bitensky also announced that to date the Company had not received any bona fide offers to acquire the business. The Company engaged the investment banking firm McFarland Dewey & Co., LLC in November 2002 to assist with the sale of the business. The Board of Directors is considering the Company's alternatives.

         This press release contains forward-looking statements about Fab Industries, Inc., including those statements regarding future operating results and the timing and composition of revenues, among others. Except for historical information, the matters discussed in this press release are forward-looking statements that are subject to certain risks and uncertainties that could cause the actual results to differ materially, including the following: our ability to find qualified buyers for our assets; overall economic and business conditions; our continuing ability to support the demand for our goods and services; competitive factors in the industries in which we compete; changes in government regulation; changes in tax requirements (including tax rate changes, new tax laws and revised tax interpretations); interest rate fluctuations and other capital market conditions, including foreign currency rate fluctuations; material contingencies provided for in a sale of our assets; de-listing of our common stock from the American Stock Exchange; our ability to retain key employees during any wind down period; and any litigation arising as a result of

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our plan to wind down our operations. Additional risks are discussed in the company's filings with the Securities and Exchange Commission, including the company's annual report on form 10-K for the year ended November 30, 2002. These risks and uncertainties should be considered in evaluating any forward-looking statements contained in this press release.


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
CONTACT INFORMATION:

David Miller                                    James Dubin
Vice President - Chief Financial Officer        Partner
Fab Industries, Inc.                            Paul, Weiss, Rifkind, Wharton & Garrison LLP
(212) 592-2865                                  (212) 373-3026
david.miller@fab-industries.com                 jdubin@paulweiss.com
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                     WEBSITE: HTTP://WWW.FAB-INDUSTRIES.COM